UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): September 27, 2012

Wells Fargo Commercial Mortgage Trust 2012-LC5
(Exact name of issuing entity)

Wells Fargo Commercial Mortgage Securities, Inc.
(Exact name of registrant as specified in its charter)

Wells Fargo Bank, National Association
Ladder Capital Finance LLC
The Royal Bank of Scotland plc
RBS Financial Products Inc.
(Exact names of sponsors as specified in their charters)

North Carolina	333-172366-04	56-1643598
(State or Other Jurisdiction	(Commission File	(IRS Employer
of Incorporation)	Number)	Identification No.)

301 South College Street	Charlotte, North Carolina	28288-1066
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code:	(704) 374-6161

Not applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. OTHER EVENTS

On or about September 28, 2012, a series of mortgage pass-through certificates, entitled Commercial Mortgage Pass-Through Certificates, Series 2012-LC5 (the “Certificates”), are expected to be issued by Wells Fargo Commercial Mortgage Trust 2012-LC5 (the “Issuing Entity”), pursuant to a Pooling and Servicing Agreement, attached hereto as Exhibit 4.1 and dated as of September 1, 2012 (the “Pooling and Servicing Agreement”), between Wells Fargo Commercial Mortgage Securities, Inc., as depositor, U.S. Bank National Association, as trustee, Wells Fargo Bank, National Association, as certificate administrator, as tax administrator and as custodian, Rialto Capital Advisors, LLC, as special servicer, Wells Fargo Bank, National Association, as master servicer and TriMont Real Estate Advisors, Inc., as trust advisor.

The Certificates will consist of the following classes (each, a “Class”), designated as (i) the Class A-1, Class A-2, Class A-3, Class A-SB, Class A-S, Class B and Class C Certificates (collectively, the “Publicly Offered Certificates”) and (ii) the Class X-A, Class X-B, Class D, Class E, Class F, Class G, Class V and Class R Certificates (collectively, the “Privately Offered Certificates”).  Only the Publicly Offered Certificates have been offered to the public.

The Certificates represent, in the aggregate, the entire beneficial ownership in the Issuing Entity, a common law trust fund to be formed on or about September 28, 2012 under the laws of the State of New York pursuant to the Pooling and Servicing Agreement.  The Issuing Entity’s primary assets will be seventy (70) fixed rate mortgage loans (the “Mortgage Loans”) secured by first liens on one hundred twenty-four (124) commercial, manufactured housing community and multifamily properties.  Certain of the Mortgage Loans are expected to be acquired by the Registrant from Wells Fargo Bank, National Association (“WFB”) pursuant to a Mortgage Loan Purchase Agreement, attached hereto as Exhibit 99.1 and dated as of September 19, 2012, between the Registrant and WFB; certain of the Mortgage Loans are expected to be acquired by the Registrant from The Royal Bank of Scotland plc (“RBS”) pursuant to a Mortgage Loan Purchase Agreement, attached hereto as Exhibit 99.2 and dated as of September 19, 2012, between the Registrant and RBS; certain of the Mortgage Loans are expected to be acquired by the Registrant from Ladder Capital Finance LLC (“LCF”) pursuant to a Mortgage Loan Purchase Agreement, attached hereto as Exhibit 99.3 and dated as of September 19, 2012, between the Registrant, LCF and Ladder Capital Finance Holdings LLLP; and certain of the Mortgage Loans are expected to be acquired by the Registrant from RBS Financial Products Inc. (“RBSFP”) pursuant to a Mortgage Loan Purchase Agreement, attached hereto as Exhibit 99.4 and dated as of September 19, 2012, between the Registrant and RBSFP.

The funds to be used by the Registrant to pay the purchase price for the Mortgage Loans are expected to be derived from the proceeds of (i) the sale of the Publicly Offered Certificates by the Registrant to Wells Fargo Securities, LLC, RBS Securities Inc., Ladder Capital Securities LLC and Citigroup Global Markets Inc. pursuant to an Underwriting Agreement, attached hereto as Exhibit 1.1 and dated September 19, 2012, between the Registrant, Wells Fargo Securities, LLC, RBS Securities Inc., Ladder Capital Securities LLC and Citigroup Global Markets Inc., as underwriters, and (ii) the sale of the Privately Offered Certificates by the Registrant to Wells Fargo Securities, LLC, RBS Securities Inc., Ladder Capital Securities LLC and Goldman, Sachs & Co. pursuant to a Certificate Purchase Agreement, dated September 19, 2012, between the Registrant, Wells Fargo Securities,

LLC, RBS Securities Inc., Ladder Capital Securities LLC and Goldman, Sachs & Co., as initial purchasers, which Privately Offered Certificates will be sold in transactions exempt from registration under the Securities Act of 1933, as amended.

The Publicly Offered Certificates and the Mortgage Loans are more particularly described in the Prospectus Supplement, dated September 19, 2012, supplementing the Prospectus dated July 20, 2012, each as filed with the Securities and Exchange Commission.

Item 9.01. FINANCIAL STATEMENTS AND EXHIBITS

(d)	Exhibits:

1.1
Underwriting Agreement, dated September 19, 2012, between Wells Fargo Commercial Mortgage Securities, Inc., Wells Fargo Securities, LLC, RBS Securities Inc., Ladder Capital Securities LLC and Citigroup Global Markets Inc.

4.1
Pooling and Servicing Agreement, dated as of September 1, 2012, between Wells Fargo Commercial Mortgage Securities, Inc., as depositor, U.S. Bank National Association, as trustee, Wells Fargo Bank, National Association, as certificate administrator, as tax administrator and as custodian, Rialto Capital Advisors, LLC, as special servicer, Wells Fargo Bank, National Association, as master servicer and TriMont Real Estate Advisors, Inc., as trust advisor.

99.1	Mortgage Loan Purchase Agreement, dated as of September 19, 2012, between Wells Fargo Commercial Mortgage Securities, Inc. and Wells Fargo Bank, National Association.

99.2	Mortgage Loan Purchase Agreement, dated as of September 19, 2012, between Wells Fargo Commercial Mortgage Securities, Inc. and The Royal Bank of Scotland plc.

99.3	Mortgage Loan Purchase Agreement, dated as of September 19, 2012, between Wells Fargo Commercial Mortgage Securities, Inc., Ladder Capital Finance LLC and Ladder Capital Finance Holdings LLLP.

99.4	Mortgage Loan Purchase Agreement, dated as of September 19, 2012, between Wells Fargo Commercial Mortgage Securities, Inc. and RBS Financial Products Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Wells Fargo Commercial Mortgage Securities, Inc.

By:	/s/ Anthony Sfarra
Name: Anthony Sfarra
Title: Director

Date:  September 27, 2012

EXHIBIT INDEX

Exhibit Number	Description

1.1
Underwriting Agreement, dated September 19, 2012, between Wells Fargo Commercial Mortgage Securities, Inc., Wells Fargo Securities, LLC, RBS Securities Inc., Ladder Capital Securities LLC and Citigroup Global Markets Inc.

4.1
Pooling and Servicing Agreement, dated as of September 1, 2012, between Wells Fargo Commercial Mortgage Securities, Inc., as depositor, U.S. Bank National Association, as trustee, Wells Fargo Bank, National Association, as certificate administrator, as tax administrator and as custodian, Rialto Capital Advisors, LLC, as special servicer, Wells Fargo Bank, National Association, as master servicer and TriMont Real Estate Advisors, Inc., as trust advisor.

99.1	Mortgage Loan Purchase Agreement, dated as of September 19, 2012, between Wells Fargo Commercial Mortgage Securities, Inc. and Wells Fargo Bank, National Association.

99.2	Mortgage Loan Purchase Agreement, dated as of September 19, 2012, between Wells Fargo Commercial Mortgage Securities, Inc. and The Royal Bank of Scotland plc.

99.3	Mortgage Loan Purchase Agreement, dated as of September 19, 2012, between Wells Fargo Commercial Mortgage Securities, Inc., Ladder Capital Finance LLC and Ladder Capital Finance Holdings LLLP.

99.4	Mortgage Loan Purchase Agreement, dated as of September 19, 2012, between Wells Fargo Commercial Mortgage Securities, Inc. and RBS Financial Products Inc.